Exhibit 10.33

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 22nd day of February, 2018, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of February 22, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among FTS INTERNATIONAL SERVICES, LLC, a Texas limited liability company (“OpCo Borrower”) and FTS INTERNATIONAL, INC. (“Parent Borrower,” together with the OpCo Borrower and those additional entities that hereafter become parties to the Credit Agreement as Borrowers in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”),  Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group and the Bank Product Providers, that certain Guaranty and Security Agreement, dated as of February 22, 2018 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                      DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Trademark Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.                                      GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such

Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                                 all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)                                 all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License, and

(c)                                  all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License, in each case, to the extent that such property constitutes ABL Collateral.

3.                                      SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                      SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.                                      AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantors shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration.  Without limiting Grantors’ obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                      RELEASE AND TERMINATION.  Upon any termination or release of the Trademark Collateral pursuant to Section 23 of the Guaranty and Security Agreement, the Agent shall, at the request and expense of the Grantor, promptly execute and deliver to such Grantor all UCC termination statements, releases of intellectual property filings, and similar documents and take such other actions as

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such Grantor may reasonably request in writing to evidence such termination or release of the Trademark Collateral.

7.                                      COUNTERPARTS.  This Trademark Security Agreement is a Loan Document.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

8.                                      CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS TRADEMARK SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	FTS INTERNATIONAL SERVICES, LLC

	By:	/s/ Lance Turner
Name: Lance Turner
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

AGENT:	ACCEPTED AND ACKNOWLEDGED BY:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Heath Israel
Name: Heath Israel
Its Authorized Signatory

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

U.S. Trademark Registrations

Owner	Registration Number	Description
FTS International Services, LLC	4416031	Aquacor (design in blue) (International Classes 009 & 040)
FTS International Services, LLC	4416030	Aquacor (International Classes 009 & 040)
FTS International Services, LLC	4054905	CHL
FTS International Services, LLC	3497579	CITRINE
FTS International Services, LLC	3322250	CS-POLYBREAK 210
FTS International Services, LLC	4636429	DIAMOND
FTS International Services, LLC	4451132	DIAMOND design
FTS International Services, LLC	4189683	ECO GREEN
FTS International Services, LLC	4675488	ENERGIZE YOUR CAREER
FTS International Services, LLC	4151986	ENERGY SOLUTIONS. WORLDWIDE.
FTS International Services, LLC	4193471	“F” (shield design)
FTS International Services, LLC	4193472	“F” (shield design in color)
FTS International Services, LLC	4185461	“F” (stylized design)
FTS International Services, LLC	4204838	“F” (stylized design in color)
FTS International Services, LLC	4313998	F FTS INTERNATIONAL (horizontal design plus words)
FTS International Services, LLC	4318050	F FTS INTERNATIONAL (horizontal design plus words in color)

Owner	Registration Number	Description
FTS International Services, LLC	4313999	F FTS INTERNATIONAL (vertical design plus words)
FTS International Services, LLC	4314000	F FTS INTERNATIONAL (vertical design plus words in color)
FTS International Services, LLC	4636479	F FTS INTERNATIONAL Unconventional by Design (horizontal design plus words)
FTS International Services, LLC	4011448	FRAC TECH
FTS International Services, LLC	3522979	FT Frac Tech (logo & design)
FTS International Services, LLC	4313997	FTS INTERNATIONAL
FTS International Services, LLC	4471425	FTS INTERNATIONAL MANUFACTURING
FTS International Services, LLC	4329229	FTS INTERNATIONAL PROPPANTS
FTS International Services, LLC	4332747	FTS INTERNATIONAL SERVICES
FTS International Services, LLC	4388204	FTS INTERNATIONAL WIRELINE
FTS International Services, LLC	4332750	FTSI
FTS International Services, LLC	4290177	FTSI PROPPANTS
FTS International Services, LLC	3437249	JADE
FTS International Services, LLC	4214082	NPD
FTS International Services, LLC	4108769	NPD-2000
FTS International Services, LLC	4177022	NPD-3000
FTS International Services, LLC	4752043	NUFLO
FTS International Services, LLC	3428709	OPAL
FTS International Services, LLC	4210164	PFP
FTS International Services, LLC	3393387	PLATINUM

Owner	Registration Number	Description
FTS International Services, LLC	3383301	RUBY
FTS International Services, LLC	4159362	SLICKWATER GREEN
FTS International Services, LLC	4159141	SW-GREEN
FTS International Services, LLC	3393386	TURQUOISE
FTS International Services, LLC	4756069	UNCONVENTIONAL BY DESIGN
FTS International Services, LLC	4018863	VS (design)

U.S. Trademark Applications

None.